UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2009 (April 3, 2009)

U-Store-It Trust

(Exact name of registrant as specified in charter)

Maryland

001-32324

20-1024732

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

460 East Swedesford Road
Suite 3000
Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On April 3, 2009, the Audit Committee of the Board of Trustees (the “Audit Committee”) of U-Store-It Trust (the “Company”) approved the dismissal of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, effective April 3, 2009.

The reports of Deloitte & Touche LLP on the Company’s financial statements for the years ended December 31, 2007 and December 31, 2008, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and December 31, 2008, and through April 3, 2009, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused Deloitte & Touche LLP to make a reference to the matter in its reports on our financial statements for those years.  During the years ended December 31, 2007 and December 31, 2008, and through the date of their dismissal, there were no “reportable events” (as defined by Item 304 (a)(1)(v) of Regulation S-K).

Deloitte & Touche LLP has reviewed the disclosures contained in this Current Report on Form 8-K and has furnished the Company with a letter addressed to the SEC, stating that it agrees with the above statements, a copy of which is furnished as Exhibit 16.1 to this Current Report.

Before approving the dismissal of Deloitte & Touche LLP, the Audit Committee conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2009. The Audit Committee invited several firms to participate in this process. As a result of this process and following careful deliberation, on April 3, 2009, the Audit Committee formally approved the engagement of KPMG LLP to serve as the Company’s independent registered public accounting firm.

Effective April 3, 2009, the Audit Committee engaged KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2009, and to perform procedures related to the financial statements included in our Quarterly Reports on Form 10-Q, as amended, which will commence and include the quarter ended March 31, 2009.

During our two prior years ended December 31, 2007 and December 31, 2008, and during any subsequent interim period prior to the date of the engagement of KPMG LLP as our independent registered public accounting firm, neither we nor anyone acting on our behalf consulted with KPMG LLP regarding (1) either the application of accounting principles to a specific transaction, either completed or proposed or  the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that KPMG LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (2)

any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

16.1  Letter of Deloitte & Touche LLP dated April 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust
Date: April 7, 2009

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief Legal Officer &
Secretary

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Deloitte & Touche LLP dated April 7, 2009